UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22945 (Commission File Number)	13-3169913 (IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

The information included at Item 3.02 below disclosing the Executive Plan as it relates to Mr. Gadiyaram is incorporated by reference in its entirety into this Item 1.01.

Item 3.02     Unregistered Sales of Equity Securities.

On January 20, 2017 (the “Approval Date”), the Board of Directors (the “Board”) of Helios and Matheson Analytics Inc. (the “Company”) approved individual employee benefit plans (the “Executive Plans”) for Theodore Farnsworth, Pat Krishnan and Muralikrishna Gadiyaram. Pursuant to the Executive Plans, which are subject to approval by the Company’s shareholders, the Company will issue 250,000 unregistered shares of the Company’s common stock to each of the above-named individuals as a bonus for exceptional services provided in connection with the Company’s merger transaction with Zone Technologies, Inc. (“Zone”). The Executive Plans each include a provision that prevents the sale or transfer of the shares, subject to exceptions for the transfer by gift, by will or intestate succession, or to a trust for the benefit of the individual or his family, for a period of 24 months from the date that shareholder approval is obtained. Subject to the requirements of the Company’s insider trading policy, the shares may also be sold or transferred in connection with the full or partial payment of taxes or tax withholding obligations required to be paid or satisfied upon the individual’s receipt of the shares. The Executive Plans also include a market standoff provision which prevents the recipient from selling or transferring the shares for a period not to exceed 180 days from the consummation of a registered offering if so requested by the underwriter or placement agent.

On the Approval Date the Board also approved individual employee benefit plans (the “Consultant Plans”) for two consultants. Pursuant to the Consultant Plans, each of the Consultants will receive 200,000 unregistered shares of the Company’s common stock as a bonus for exceptional services provided in connection with the Company’s merger transaction with Zone.

Before issuing the shares of common stock pursuant to the Executive Plans and the Consultant Plans, the Company will be required to submit to, and have approved by, The NASDAQ Stock Market, LLC a listing of additional shares notification.

The Board relied on Section 4(a)(2) of the Securities Act of 1933, as amended, to grant the common stock inasmuch as all of the recipients are accredited investors.

The above description does not purport to be a complete description of the Executive Plans or the Consultant Plans and is qualified in its entirety by reference to the full text of such documents, the forms of which are attached as exhibits to this Current Report and are incorporated herein by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Approval Date, Pat Krishnan resigned as the Company’s Chief Executive Officer and was appointed by the Board as the Company’s Chief Innovation Officer, for the purpose of managing the process of innovation and technological change in the Company as well as originating new ideas and recognizing innovative ideas generated by others at the Company. On the Approval Date, Theodore Farnsworth was appointed by the Board as the Company’s Chief Executive Officer.

Mr. Farnsworth, age 54, has served as Chairman of the Board of Directors of the Company since November 9, 2016 and Chief Executive Officer of Zone since Zone’s inception. An expert in strategic development, marketing and consumer relations, Mr. Farnsworth has utilized these assets and skills building companies throughout his 30-year career. He has owned and operated numerous companies with proprietary products with recognized brand names that he actively helped to develop. Currently, he is Chairman and Founder of the Highlander Companies, Millennial Hotel Group and iCrowd Hotels.

Mr. Farnsworth is a private investor in numerous ventures and an equity partner in a company owning a portfolio of office buildings in markets across the U.S., the majority of which are leased to the Federal government’s Government Services Administration.

His entrepreneurial expertise has been sought for many speaking engagements and feature articles in numerous publications, including Forbes, Fortune, Investor’s Business Daily, The Wall Street Journal and The New York Times. Over thirteen years ago, Mr. Farnsworth founded the charitable Far West Haiti Mission, providing education, housing and work incentives, and additionally founded a school for the blind at the Mission.

There are no family relationships between Mr. Farnsworth and the Company’s other directors or executive officers.

Prior to the completion of the merger with Zone, Mr. Farnsworth was the controlling stockholder of Zone. On September 7, 2016 and October 25, 2016, Zone executed promissory notes in the amounts of $750,000 and $383,305, respectively, in favor of the Company’s wholly owned subsidiary, HMNY Zone Loan LLC.

The information included at Item 3.02 above disclosing the Executive Plans as they relate to Mr. Farnsworth and Mr. Krishnan is incorporated by reference in its entirety into this Item 5.02.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On January 22, 2017, Helios and Matheson Information Technologies Ltd., Helios and Matheson, Inc. and Theodore Farnsworth, which collectively own 3,483,040 shares, or approximately 71.5%, of the Company’s common stock approved the Executive Plans and the Consultant Plans and the issuance of the Company’s common stock to the recipients thereunder.

Item 7.01     Regulation FD Disclosure.

On January 23, 2017 the Company issued a press release disclosing Mr. Farnsworth’s appointment as Chief Executive Officer and Mr. Krishnan’s appointment as Chief Innovation Officer. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such exhibit.

The press release is furnished under this Item 7.01 and shall not be deemed filed with the U.S. Securities and Exchange commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the press release shall not be incorporated by reference into any filing we make regardless of general incorporation language in the filing, unless expressly incorporated by reference in such filing.

Item 9.01     Financial Statements and Exhibits.

Exhibit 10.1     Form of Executive Plan

Exhibit 10.2     Form of Consultant Plan

Exhibit 99.1     Press release issued January 23, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2017

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Stuart Benson
Stuart Benson, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Executive Plan
10.2	Form of Consultant Plan
99.1	Press release issued January 23, 2017